UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2005


                               SE FINANCIAL CORP.
                               ------------------
             (Exact name of Registrant as specified in its Charter)


     Pennsylvania                    0-50684         57-1199010
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(State or other jurisdiction       (Commission     (IRS Employer
of incorporation)                  File Number)   Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania               19148
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(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           ---------------

                                 Not Applicable
         --------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         On February 16, 2005, Frank S. DePaolo, President and Chief Executive Officer of SE Financial Corp. (the "Company") and St. Edmond's Federal Savings Bank (the "Bank"), met with representatives of the Boards of Directors of the Company and of the Bank and discussed his separation from the Company and from the Bank. Based on these discussions, Joseph Sidebotham, Sr., the Executive Vice President, Chief Financial Officer and Controller of the Company and of the Bank, was designated to act also as the Interim President and Chief Executive Officer of the Company and of the Bank, effective February 16, 2005, until the Boards appoint a new President and Chief Executive Officer, which appointment is anticipated before April 2005.

         Joseph Sidebotham, Sr. became the Executive Vice President, Chief Financial Officer and Controller of the Bank in February 2001 and of the Company upon its formation in 2004. Prior to that, Mr. Sidebotham was employed by South Jersey Savings and Loan Association for over twenty years and held the offices of Controller, Senior Vice President, Corporate Secretary and Chief Accounting Officer.

         Statements contained in this Form 8-K that are not historical facts contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors. Forward-looking statements are based on the Company's beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions as of the date the statements are made. There is no assurance that these beliefs, plans, objectives, goals, assumptions, expectations, estimates, and intentions will be realized.

                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SE FINANCIAL CORP.





Date:  February 18, 2005       By:   /s/Joseph Sidebotham
                                     --------------------
                                     Joseph Sidebotham
                                     Executive Vice President,
                                     Chief Financial Officer, Controller
                                     and Interim President
                                     and Chief Executive Officer